UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8‑K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): February 7, 2021
Atlas Financial Holdings, Inc.
(Exact name of registrant as specified in its charter)

Cayman Islands	000-54627	27-5466079
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

953 American Lane, 3rd Floor Schaumburg, IL (Address of principal executive offices)	60173 (Zip Code)

Registrant's telephone number, including area code: (847) 472-6700

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

American Insurance Acquisition Inc. ("AIAI"), a subsidiary of Atlas Financial Holdings, Inc. (the "Company") entered into a Paycheck Protection Program promissory note (the "PPP Note") with respect to a loan of $2,000,000 (the "PPP Loan") from Fifth Third Bank, National Association ("Fifth Third"). The PPP Loan was obtained pursuant to the Small Business Administration's Paycheck Protection Program Second Draw Loans under the Small Business Act ("SB Act"), and is subject to the forms and conditions of the SB Act, the Coronavirus Aid, Relief, and Economic Security Act and related legislation and regulations (the "PPP Rules"). The PPP Loan matures on February 7, 2026 and bears interest at a rate of 1.00% per annum. The Company will not be obligated to make any payments of principal or interest if the Company submits a loan forgiveness application to Fifth Third within 10 months after the end of the Company's covered loan forgiveness period (as defined and interpreted by the PPP Rules) and such loan forgiveness is allowed. If the Company does not submit a loan forgiveness application within 10 months after the end of the Company's loan forgiveness covered period (and such forgiveness is not allowed), the Company must begin paying principal and interest after that period (or after notice that such forgiveness is not allowed).

Item 2.03 Creation of a Direct Financing Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosure under Item 1.01 above is incorporated by reference in this Item 2.03

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1	Paycheck Protection Program Promissory Note dated February 7, 2021, between American Insurance Acquisition Inc. and Fifth Third Bank, National Association

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLAS FINANCIAL HOLDINGS, INC. (Registrant)
By:	/s/ Paul A. Romano
Name:	Paul A. Romano
Title:	Vice President and Chief Financial Officer
February 16, 2021